UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 10, 2006

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	01-14294	22-2545165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 UNION BOULEVARD, TOTOWA, NJ	07512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Greater Community Bancorp (the "Company") announced that C. Mark Campbell will be resigning as Director, President and Chief Operating Officer of the Company and its bank subsidiary, Greater Community Bank (the “Bank”), as well as all other director and officer positions with the Company’s subsidiaries effective July 31, 2006. In order to help with any transition issues, Mr. Campbell will remain available to assist as an at will employee of the Company and/or the Bank beginning August 1, 2006 and continuing through July 31, 2007. In connection with the upcoming resignation and the new employment position, the Company, the Bank and Mr. Campbell amended its Employment Agreement effective July 31, 2006 (the "Agreement") on July 10, 2006.

Pursuant to the Agreement, Mr. Campbell will receive, less normal withholdings and deductions, (1) his current base salary of $370,000 paid at normal payroll periods through July 31, 2007, (2) beginning July 31, 2007, a $25,000 per year severance payment which continues through September 30, 2015, (3) through July 31, 2007, continued participation in group medical, dental and term life insurance and disability plans, (4) continued participation in the savings portion of the Company’s 401(k) Plan, and (5) through July 31, 2007, continued participation in the Company's Supplemental Earnings Retirement Plan. Mr. Campbell’s 10,250 stock options will continue to be governed by the existing stock option agreements.

Mr. Campbell will sign a release of any and all claims against the Company and its subsidiaries. This Agreement supersedes his March 2, 2005 Employment Agreement with the Company.

Mr. Campbell had no disagreements over policies or operations in connection with this upcoming resignation and change in employment position.

No replacement has been appointed.

The foregoing description does not purport to be completed and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.14, and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

See above description in Item 1.01.

Item 5.02 Resignation of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See above description in Item 1.01.

Item 8.01 Other Events.

On July 10, 2006, the Company issued a press release concerning Mr. Campbell’s upcoming resignation. A copy of the release is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are being filed with this Report and are attached hereto:

10.14 Employment Agreement by and among Greater Community Bancorp, Greater Community Bank and C. Mark Campbell, effective July 31, 2006.

99.1 Press Release issued on July 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
(registrant)

Date:	July 11, 2006	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President and Cheif Financial Officer

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